UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

October 21, 2026
Date of report (Date of earliest event reported)

GENPREX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38244	90-0772347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3300 Bee Cave Road, #650-227, Austin, TX		78746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 537-7997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 21, 2026, Genprex, Inc. (“Genprex” or the “Company”) issued a press release highlighting new peer-reviewed research in mice identifying an important role for the TUSC2 tumor suppressor gene in maintaining cellular processes associated with healthy brain aging and supporting broader understanding of how disruption of normal biological function may contribute to disease.  The study, entitled “Mitochondrial calcium sensor TUSC2 protects the aging hippocampus from proteostasis collapse in a sex-specific manner”, was published in Mechanisms of Ageing and Development by researchers at Meharry Medical College. TUSC2 is the therapeutic gene used in Genprex’s investigational REQORSA® gene therapy, which is being developed for the treatment of cancer.

The research found that loss of TUSC2 in mice was associated with substantial disruption of mitochondrial function, of protein homeostasis, and of pathways involved in neuronal communication within the hippocampus, a region of the brain essential for learning and memory. These effects were markedly more pronounced in male mice than in females, suggesting important sex-specific differences in the biological response to TUSC2 deficiency. Importantly, the researchers also analyzed existing human gene-expression datasets and found that TUSC2 expression declined significantly with age in 11 of 13 examined brain regions, with additional reductions observed in Alzheimer’s disease datasets. Levels of TUSC2 protein in the hippocampus, as in the rest of the brain, decrease as humans age. Comparisons between the mouse findings and human hippocampal aging datasets identified overlapping molecular changes, supporting further investigation of TUSC2’s role in brain aging. While the research did not evaluate REQORSA as a treatment for aging or neurodegenerative disease, the findings expand scientific understanding of the biological functions of TUSC2, the gene underlying Genprex’s lead oncology program.

The press release further noted that the parallels identified between the preclinical findings and human brain aging data further reinforce the biological significance of TUSC2 beyond its established role in cancer. While these findings are exploratory, they contribute to a growing body of research into the broader functions of this important gene.  The research utilized an engineered mouse TUSC2 knockout (“KO”) model to investigate how the loss of TUSC2 accelerates molecular changes associated with hippocampal aging, before the onset of overt neurodegeneration. The findings establish the TUSC2 KO model as a valuable tool for investigating early stages of mitochondrial dysfunction, impaired protein homeostasis, and age-related changes in brain function.

The press release summarized the key study highlights:

●
Sex-Specific Resilience: The study identified marked differences in mitochondrial stress resilience between male and female mice. While TUSC2 loss in males disrupted mitochondrial, protein homeostasis and synaptic pathways, females exhibited adaptive cellular stress responses, suggesting greater resilience to TUSC2 deficiency.

●
Protein Homeostasis: TUSC2 deficiency was associated with impaired protein quality-control pathways and a significant increase in protein aggregate size in the male hippocampus, supporting a role for TUSC2 in maintaining cellular protein homeostasis.

●
Synaptic Pathway Maintenance: The researchers identified substantial disruption of pathways involved in neuronal communication and synaptic function including differences between gene expression and corresponding protein levels, suggesting that TUSC2 contributes to the maintenance of normal synaptic processes.

The Company believes that these findings suggest that TUSC2 may play a foundational role in brain health and the findings further support the importance of understanding how biological functions are disrupted in aging and how restoring TUSC2 may open new avenues for therapeutic intervention in age-related cognitive disorders.

Cautionary Language Concerning Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Genprex’s reports that it files from time to time with the Securities and Exchange Commission and which you should review, including those statements under “Item 1A – Risk Factors” in Genprex’s Annual Report on Form 10-K for the year ended December 31, 2025.

Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding: Genprex’s ability to advance the clinical development, manufacturing and commercialization of its product candidates in accordance with projected timelines and specifications; the timing and success of Genprex’s clinical trials, its intended regulatory submissions and any resulting regulatory approvals; the effect of Genprex’s product candidates, alone and in combination with other therapies, on cancer and diabetes; the effects of any strategic research and development prioritization initiatives, and any other strategic alternatives or other efforts that Genprex takes or may take in the future that are aimed at optimizing and re-focusing Genprex’s diabetes, oncology and/or other clinical development programs including prioritization of resources, and the extent to which Genprex is able to implement such efforts and initiatives successfully to achieve the desired and intended results thereof; Genprex’s future growth and financial status, including Genprex’s ability to maintain compliance with the continued listing requirements of The Nasdaq Capital Market and to continue as a going concern and to obtain capital to meet its long-term liquidity needs on acceptable terms, or at all; Genprex’s commercial and strategic partnerships, including those with its third party vendors, suppliers and manufacturers and their ability to successfully perform and scale up the manufacture of its product candidates; and Genprex’s intellectual property and licenses.

These forward-looking statements should not be relied upon as predictions of future events and Genprex cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by Genprex or any other person that Genprex will achieve its objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this filing. Genprex disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPREX, INC.

Date: October 21, 2026	By:	/s/ Ryan M. Confer
Ryan M. Confer
President, Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial and Accounting Officer)